                               POWER OF ATTORNEY

     WHEREAS, SANTA FE PACIFIC CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to Santa Fe Pacific Retirement and Savings Plan for Salaried Employees (the "Plan"); and

     WHEREAS, the undersigned serve the Company in the capacities indicated.

     NOW THEREFORE, each person whose signature appears below hereby authorizes any Authorized Officer acting alone to execute in the name of such person and in the capacity indicated below, and to file, any amendments to the registration statement which any Authorized Officer deems necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, and to take any other action on behalf of such persons which any Authorized Officer deems necessary or desirable in connection herewith. The term "Authorized Officer" as applied with respect to any action taken pursuant to this authorization means (i) any person who is the Company's Chief Executive Officer or Chief Financial Officer, or the Vice President-Law of the Company's subsidiary, The Atchison, Topeka and Santa Fe Railway Company, at the time such action shall be taken and (ii) any other officer of the Company or of a wholly-owned subsidiary of the Company who shall be authorized by any person identified in clause (i) to act as an Authorized Officer for purposes of this paragraph.

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities indicated and on the 26th day of September, 1994.


Signature                              Title



/s/ Robert D. Krebs                    Chairman, President, Chief Executive
- --------------------------------       Officer and Director
Robert D. Krebs

/s/ Denis E. Springer
- --------------------------------       Senior Vice President and Chief Financial
Denis E. Springer                      Officer

/s/ Thomas N. Hund
- --------------------------------       Vice President and Controller
Thomas N. Hund

/s/ Joseph F. Alibrandi
- --------------------------------       Director
Joseph F. Alibrandi

/s/ George Deukmejian
- --------------------------------       Director
George Deukmejian

/s/ Bill M. Lindig
- --------------------------------       Director
Bill M. Lindig

/s/ Michael A. Morphy
- --------------------------------       Director
Michael A. Morphy

/s/ Roy S. Roberts
- --------------------------------       Director
Roy S. Roberts

/s/ John S. Runnells II
- --------------------------------       Director
John S. Runnells II

/s/ Jean Head Sisco
- --------------------------------       Director
Jean Head Sisco

/s/ Edward F. Swift
- --------------------------------       Director
Edward F. Swift

/s/ Robert H. West
- --------------------------------       Director
Robert H. West